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                                                                  EXHIBIT 10.22




                            STOCK PURCHASE AGREEMENT

                               ARADIGM CORPORATION

                                OCTOBER 22, 2001


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                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of October 22, 2001 (the "EFFECTIVE DATE"), by and between ARADIGM CORPORATION, a California corporation ("ARADIGM"), and NOVO NORDISK PHARMACEUTICALS, INC. a Delaware corporation ("NOVO NORDISK").

                                    RECITALS

        A. Aradigm and Novo Nordisk are parties to that certain Development and License Agreement dated June 2, 1998 (the "Development Agreement").

        B. In connection with the Development Agreement, Aradigm desires to sell and issue to Novo Nordisk, and Novo Nordisk desires to buy, shares of Aradigm's common stock, no par value (the "Common Stock") as provided herein.

        NOW, THEREFORE, the parties hereto agree as follows:

1.      PURCHASE AND SALE.

        Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, Aradigm hereby agrees to issue and sell to Novo Nordisk, and Novo Nordisk hereby agrees to purchase from Aradigm, the aggregate number of shares of Aradigm's Common Stock (the "SHARES") determined in accordance with Sections 1.1 and 1.4 hereof.

        1.1 INITIAL SHARES. On the First Closing Date (as defined in Section 1.2), Aradigm shall issue and sell to Novo Nordisk, and Novo Nordisk shall purchase from Aradigm for twenty million dollars ($20,000,000) (the "INITIAL PURCHASE PRICE"), the number of shares of Aradigm's Common Stock (the "INITIAL SHARES") equal to the quotient of twenty million dollars ($20,000,000) divided by the First Market Price (as hereinafter defined). In the event the number of Initial Shares includes a fraction of a share, the number of Initial Shares shall be increased to the nearest whole number of shares and the Initial Purchase Price shall be increased to equal the First Market Price times such whole number of Initial Shares. The "FIRST MARKET PRICE" shall be the greater of
(a) the average of the closing prices of Aradigm's Common Stock on the NASDAQ National Market, as reported by The Wall Street Journal, Western Edition, for the thirty (30) trading days immediately prior to the Effective Date, and (b) the average of such closing prices for the five (5) trading days immediately prior to the Effective Date.

        1.2 FIRST CLOSING DATE. The closing of the sale and purchase of the Initial Shares (the "FIRST CLOSING") shall take place on the date (the "FIRST CLOSING DATE") that is ten (10) business days after the Effective Date, subject to fulfillment of the closing conditions set forth in Article 6.

        1.3 DELIVERY. At the First Closing, Aradigm will deliver to Novo Nordisk a certificate registered in the name of Novo Nordisk, representing the Initial Shares to be



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purchased by Novo Nordisk from Aradigm, dated the First Closing Date, against payment of the Initial Purchase Price by wire transfer, a check made payable to the order of Aradigm, or any combination thereof.

        1.4 ADDITIONAL SHARES.

            (a) At any time following the First Closing Date, Aradigm shall have the right, but not the obligation, to sell to Novo Nordisk the Additional Shares, as provided below. Such right shall be effected by Aradigm's delivery to Novo Nordisk of a written notice specifying its election to sell to Novo Nordisk such Additional Shares (a "SHARES SALE NOTICE"). Notwithstanding the foregoing, Novo Nordisk may cancel such right by written notice to Aradigm on or before November 14, 2001 in the event the board of directors of Novo Nordisk A/S does not approve Novo Nordisk's agreement to purchase such Additional Shares. Effective immediately upon such cancellation, the Patent Agreement and the Supply Agreement, each of even date herewith by and between Aradigm and Novo Nordisk, shall automatically terminate and be of no further force or effect.

            (b) Provided that Aradigm has delivered to Novo Nordisk a Shares Sale Notice in compliance with subsection 1.4(a) and subject to the provisions of subsections 1.4(c) and 1.4(d), on each Additional Closing Date (as defined in Section 1.5), Aradigm shall issue and sell to Novo Nordisk, and Novo Nordisk shall purchase from Aradigm for an amount specified in such Shares Sale Notice, which amount shall be no less than five million dollars ($5,000,000) and no more than ten million dollars ($10,000,000) (such amount, the "ADDITIONAL PURCHASE PRICE"), the number of shares of Aradigm's Common Stock (the "ADDITIONAL SHARES") equal to the quotient of such Additional Purchase Price divided by the Additional Market Price (as hereinafter defined); provided, however, that the aggregate Additional Purchase Price for all Additional Shares purchased hereunder shall not exceed twenty-five million dollars ($25,000,000) (the "MAXIMUM AMOUNT"). The "ADDITIONAL MARKET PRICE" for each Additional Closing shall be the average of the closing prices of Aradigm's Common Stock on the NASDAQ National Market, as reported by The Wall Street Journal, Western Edition for the thirty (30) trading days immediately prior to the date of the Shares Sale Notice. In the event the number of Additional Shares issuable pursuant to this Section 1.4 includes a fractional share, the number of Additional Shares shall be increased to the nearest whole number of shares, and the Additional Purchase Price shall be increased to equal the Additional Market Price times such whole number of Additional Shares.

            (c) Aradigm shall not deliver a Shares Sale Notice if it would result in (i) the aggregate Below Market Shares (as defined below) being greater than or equal to nineteen and nine-tenths percent (19.9%) of the then currently outstanding Common Stock or (ii) Novo Nordisk beneficially owning forty-five percent (45%) or more of the then currently outstanding Common Stock, based upon the number of shares of Common Stock currently beneficially owned by Novo Nordisk plus any Shares purchased by Novo Nordisk or any of its affiliates pursuant to this Agreement, less any shares of Common Stock sold or otherwise disposed of by Novo Nordisk or any of its affiliates. During the period that Aradigm has the right to sell Additional Shares to Novo Nordisk, Novo Nordisk hereby agrees to promptly notify Aradigm of any sale or disposition of any shares of Common Stock held by it or any or its affiliates. "BELOW


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MARKET SHARES" shall be any Additional Shares sold at an Additional Market Price that is less than the First Market Price.

            (d) Aradigm shall not deliver a Shares Sale Notice at any time when the representation set forth in Section 2.8 would not be true as of the date of delivery of the Shares Sale Notice.

            (e) Aradigm may deliver a Shares Sale Notice no more than once every three (3) months beginning December 1, 2001 until the Maximum Amount has been exhausted.

        1.5 ADDITIONAL CLOSING DATES. Each closing of the sale and purchase of Additional Shares (each, an "ADDITIONAL CLOSING") shall take place no later than fifteen (15) business days after the date of delivery of a Share Sales Notice to Novo Nordisk (each, an "ADDITIONAL CLOSING DATE"), subject to the fulfillment of the closing conditions set forth in Article 7.

        1.6 DELIVERY. At each Additional Closing, Aradigm will deliver to Novo Nordisk a certificate registered in the name of Novo Nordisk, representing the Additional Shares to be purchased by Novo Nordisk from Aradigm, dated the Additional Closing Date, against payment of the Additional Purchase Price by wire transfer, a check made payable to the order of Aradigm, or any combination of the above.

        1.7 RULE 144 REPORTING. With a view to making available to Novo Nordisk the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may permit the sale of the Shares to the public without registration, Aradigm agrees to use its best efforts to:

            (a) Comply with the current public information requirement, as those terms are understood and defined in Rule 144 ("RULE 144") under the Securities Act of 1933, as amended (the "1933 ACT") or any similar or analogous rule promulgated under the 1933 Act, as long as the Shares are outstanding; and

            (b) File with the SEC, in a timely manner, all reports and other documents required of Aradigm under the 1933 Act and the Securities Act of 1934, as amended (the "1934 ACT").

        1.8 "MARKET STAND-OFF" AGREEMENTS. Subject to the last sentence of this
Section 1.8, Novo Nordisk hereby agrees that (a) prior to the second anniversary of the Effective Date or until its ownership interest has been diluted to less than five percent (5%) of the Common Stock outstanding, if earlier, it shall not sell or otherwise transfer or dispose of any of the shares of Common Stock held by it, and (b) prior to the second anniversary of each Additional Closing Date or until its ownership interest has been diluted to less than five percent (5%) of the Common Stock outstanding, if earlier, it shall not sell or otherwise transfer or dispose of any of the Additional Shares purchased at such Additional Closing (the periods described in clauses (a) and (b) being hereinafter referred to as the "MARKET-STAND OFF PERIODS"). Aradigm may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of the applicable period. The foregoing notwithstanding, Novo Nordisk (or any of its affiliates) may at any time sell shares of Common Stock owned by it in any sale, transfer or other disposition made (i) to an affiliate of Novo Nordisk that agrees to be



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bound by the provisions of this Agreement, (ii) in connection with the acquisition of all, or substantially all, of the Company's outstanding Common Stock by a third party, (iii) no later than six (6) months after the completion of any transaction or series of related transactions in which shareholders of Aradigm other than Novo Nordisk have transferred in excess of thirty percent (30%) of the outstanding Common Stock of Aradigm to a third party acquiror, of up to the percentage of shares of Common Stock then owned by Novo Nordisk that equals the percentage of the outstanding shares of Common Stock held by shareholders other than Novo Nordisk that have been so acquired or (vi) after termination of the Development Programme (as defined in the Development Agreement).

        1.9 PUBLIC OFFERING LOCK-UP. In addition, Novo Nordisk hereby agrees that during the time period recommended by the underwriter not to exceed one hundred eighty (180) days following the effective date of a registration statement of Aradigm filed under the 1933 Act, it shall not, to the extent requested by the underwriter, sell or otherwise transfer or dispose of any Common Stock of Aradigm held by it at any time during such period (except Common Stock included in such registration or any sale, transfer or other disposition of Shares made to an affiliate of Novo Nordisk that agrees to be bound by the provisions of this Agreement); provided, however, that:

            (a) Such agreement shall be applicable only to registration statements of Aradigm which cover Common Stock (or other securities) to be sold on its behalf to the public;

            (b) Such agreement shall be applicable only if Novo Nordisk holds at least five percent (5%) of the Common Stock of Aradigm then outstanding; and

            (c) All officers and directors of Aradigm and any other stockholders owning at least five percent (5%) of the Common Stock of Aradigm then outstanding (excluding stockholders that acquired their positions in the public market) enter into similar agreements.

During the period in which this Section 1.9 remains in effect, if Novo Nordisk is requested to enter into such a lock-up agreement in connection with a public offering of Aradigm Common Stock in which any other shareholders of Aradigm are allowed to sell shares held by them, Novo Nordisk shall have a "piggyback" right at its option to include shares then held by it in such offering on a pro rata basis with such other selling shareholders.

        1.10 DEMAND REGISTRATION. (a) If Novo Nordisk desires to effect the registration on Form S-3 under the 1933 Act of any of the shares of Common Stock owned by it or any of its affiliates ("REGISTRABLE SHARES"), it may make one (1) written request, subject to adjustment under Section 1.10(b) below (the "DEMAND REQUEST"), that Aradigm effect such registration; provided that such request is made no earlier than (i) sixty (60) days prior to the expiration of the Market Stand-Off Period relating to such Shares or (ii) sixty (60) days prior to the expiration of any "lock-up" period required by the underwriters in connection with a public offering by Aradigm. The Demand Request will specify the number of Registrable Shares proposed to be sold and will also specify the intended method of disposition thereof. Upon receipt of such Demand Request, Aradigm shall, at its own expense (which expense shall include all fees and expenses of counsel, public accountants or other advisors or experts retained by Aradigm, all reasonable fees and expenses of counsel for Novo Nordisk (which counsel shall be selected by



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Novo Nordisk) in an amount which shall not exceed fifty thousand dollars
($50,000), all filing fees, all fees and expenses incurred to comply with blue sky or other securities laws, all printing expenses and all internal expenses of Aradigm, but shall not include underwriting fees, discounts or commissions attributable to the sale of the Registrable Shares, out-of-pocket expenses of Novo Nordisk or any of its affiliates, transfer taxes or the fees and expenses of underwriter's counsel) prepare and file with the SEC a registration statement on Form S-3 (the "RESALE REGISTRATION STATEMENT") under the 1933 Act to provide for the resale by Novo Nordisk and its affiliates of the number of Registrable Shares specified in the Demand Request. In the event Novo Nordisk delivers to Aradigm a Demand Request prior to the end of a Market Stand-Off Period or a "lock-up" period, Aradigm shall use its reasonable efforts to file and cause the Resale Registration Statement to be effective prior to the expiration of such Market Stand-Off Period or "lock-up" period, as the case may be. In all other cases, Aradigm will use its reasonable efforts to cause the Resale Registration Statement to be filed and become effective as soon as reasonably practicable after receipt of the Demand Request. Aradigm shall cause the Resale Registration Statement filed pursuant to this Section 1.10 to remain effective for no less than six (6) months (or, if earlier, until the date all of the Registrable Shares covered by the Resale Registration Statement have been sold); provided, however, Aradigm may suspend the use of, or delay the effective date of, any Resale Registration Statement by giving written notice to Novo Nordisk, if Aradigm shall have determined, in its good faith reasonable judgment, that such suspension or delay in the effective date of the Resale Registration Statement is advisable because the filing or effectiveness of the Resale Registration Statement would be detrimental to Aradigm and its shareholders; and provided further that Aradigm suspends the use of or delays the effective date of all other registration statements of Aradigm that register the securities of Aradigm being or to be resold by the holders thereof. Any suspension or delay in the effective date of the Resale Registration Statement by Aradigm pursuant to this
Section 1.10 shall be for the shortest reasonable period of time (but not exceeding one hundred twenty (120) days).

        (a) Novo Nordisk shall have the right to make one (1) additional Demand Request in accordance with this Section 1.10 for each Additional Closing that occurs hereunder.

        (b) The Demand Request may not relate to an underwritten offering, unless Novo Nordisk proposes to sell Registered Shares for a minimum aggregate amount of twenty million dollars ($20,000,000). In the event of an underwritten offering pursuant to this Section 1.10(c), the managing underwriters of any offering effected pursuant to this Section 1.10(c) shall be selected by Novo Nordisk, and the price, terms and provisions of the offering shall be subject to approval by Novo Nordisk In order to facilitate any underwritten offering pursuant to this Section 1.10(c), Aradigm agrees to enter into customary agreements (including an underwriting agreement in customary form and an agreement with Novo Nordisk containing customary indemnification provisions and provisions regarding the registration procedures to be followed in effecting any offering under this Section 1.10(c)) and take such other actions as are reasonably required in order to facilitate the disposition of the Registrable Shares. In order to participate in an underwritten offering effected pursuant to this Section 1.10(c), Novo Nordisk agrees that it shall (and shall cause any of its affiliates participating in such offering to) (i) sell the Registrable Shares subject to such offer on the basis provided in the underwriting arrangements approved by Novo Nordisk and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.



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2.      REPRESENTATIONS AND WARRANTIES OF ARADIGM.

        Except as otherwise set forth on the Schedule of Exceptions attached hereto as Exhibit A, Aradigm hereby represents and warrants to Novo Nordisk as of the date hereof and as of the First Closing Date as follows:

        2.1 ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. Aradigm is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. Aradigm is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification, except where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would not materially adversely affect Aradigm, its assets, financial condition or operations. True and correct copies of Aradigm's Amended and Restated Articles of Incorporation and Bylaws currently in effect have been delivered to Novo Nordisk.

        2.2 AUTHORIZATION. All corporate action on the part of Aradigm, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all Aradigm's obligations hereunder, and for the authorization, issuance, sale and delivery of the Initial Shares and the Additional Shares has been taken or will be taken prior to each of the First Closing and each Additional Closing, respectively. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of Aradigm in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and subject to general equity principles.

        2.3 VALIDITY OF SHARES. The sale of the Shares is not subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances created by Aradigm; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

        2.4 OFFERING. Assuming the accuracy of the representations and warranties of Novo Nordisk contained in Article 3 hereof, the offer, issue, and sale of Shares are exempt from the registration and prospectus delivery requirements of the 1933 Act, and the Initial Shares have been and the Additional Shares will be registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

        2.5 FULL DISCLOSURE.

            (a) As of the First Closing, Aradigm has furnished to Novo Nordisk the following documents, and the information contained in such documents, as of their respective dates (or if amended prior to the date of the First Closing, as of the date of such amendment), did not contain any untrue statement of a material fact, did not omit to state any material fact



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necessary to make any statement, in light of the circumstances under which such statement was made, not misleading, and complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder:

Aradigm's annual report on Form 10-K as amended by Form 10-K/A for the fiscal year ended December 31, 2000; and Aradigm's quarterly reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001, and any additional quarterly report on Form 10-Q or current reports on Form 8-K filed after the Effective Date but prior to the First Closing Date (the "CURRENT SEC DOCUMENTS").

        The financial statements of Aradigm included in the Current SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of Aradigm and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes).

            (b) As of each Additional Closing, Aradigm shall have furnished to Novo Nordisk the following documents, and the information contained in such documents, as of their respective dates (or if amended prior to the date of the relevant Additional Closing, as of the date of such amendment), will not contain any untrue statement of a material fact, or omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading, and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder:

Aradigm's annual report on Form 10-K for the most recent fiscal year prior to such Additional Closing Date for which such document is publicly available; and Aradigm's quarterly reports on Form 10-Q for, and any current reports on Form 8-K filed during, the quarters after such fiscal year, to the extent publicly available (the "ADDITIONAL SEC DOCUMENTS" and together with the Current SEC Documents, the "SEC DOCUMENTS").

        The financial statements of Aradigm included in the Additional SEC Documents (the "ADDITIONAL FINANCIAL STATEMENTS") will comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Additional Financial Statements will have been prepared in accordance with generally accepted accounting principles consistently applied and will fairly present the consolidated financial position of Aradigm and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes).

        2.6 NO CONFLICT; NO VIOLATION. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with any provisions of the Amended and Restated Certificate of Incorporation or Bylaws of Aradigm;


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(b) result in any material violation or default of, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both), any material mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to Aradigm or its properties.

        2.7 CONSENTS AND APPROVALS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of Aradigm in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the First Closing or each Additional Closing, as applicable, other than compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and except for notices required or permitted to be filed with certain state and federal securities commissions after the First Closing or each Additional Closing, as the case may be, which notices will be filed on a timely basis.

        2.8 ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in previously filed SEC Documents, with respect to the First Closing, since June 30, 2001, and with respect to each Additional Closing, since the end of the last fiscal quarter prior to such Additional Closing for which Aradigm's filing on Form 10-Q is publicly available, Aradigm has not (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its material assets, tangible or intangible; (c) sold, assigned or transferred any of its material assets or canceled any material debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any material change in its condition, financial or otherwise, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse to Aradigm.

3.      REPRESENTATIONS AND WARRANTIES OF NOVO NORDISK.

        Novo Nordisk hereby represents and warrants to Aradigm as of the date hereof and as of the First Closing Date as follows:

        3.1 LEGAL POWER. It has the requisite legal power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

        3.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by Aradigm, this Agreement will be a valid and binding agreement of it.



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        3.3 INVESTMENT REPRESENTATIONS.

            (a) It is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

            (b) It understands that (i) the Shares have not been registered under the 1933 Act by reason of a specific exemption therefrom, that they may be resold only in accordance with the rules and regulations under the 1933 Act and subject to Section 1.8 and 1.9 and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition there of is registered under the 1933 Act or is exempt from such registration; (ii) each certificate representing the Initial Shares and the Additional Shares will be endorsed with the following legend:

                "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS
        (A) PURSUANT TO RULE 144 PROMULGATED UNDER THE 1933 ACT OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR (C) ARADIGM RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO ARADIGM, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) Aradigm will instruct any transfer agent not to register the transfer of any of the Shares unless one of the conditions specified in the foregoing legend are satisfied.

                Novo Nordisk shall have the right to require removal of the foregoing legend with respect to any or all of the Shares if it delivers an opinion of counsel reasonably acceptable to Aradigm that removal of such legend is permitted by the rules and regulations of the SEC.

            (c) It has been furnished with such materials and has been given access to such information relating to Aradigm as it or its qualified representative has requested and it has been afforded the opportunity to ask questions regarding Aradigm and the Shares, all as it has found necessary to make an informed investment decision.

            (d) It is an "accredited investor" within the meaning of Regulation D under the 1933 Act.

            (e) It was not formed for the specific purpose of acquiring the Shares offered hereunder.



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4.      COVENANTS OF ARADIGM

        4.1 UPDATING OF SCHEDULE OF EXCEPTIONS. Aradigm shall update the Schedule of Exceptions prior to each Additional Closing by delivering (i) a draft of such updated Schedule of Exceptions (which draft shall highlight any deletions or additions made since the last Schedule of Exceptions was delivered to Novo Nordisk) to Novo Nordisk no later than five (5) days after delivery of the relevant Shares Sale Notice and (ii) a final copy of such revised Schedule of Exceptions (which copy shall highlight any deletions or additions made since the delivery of the draft Schedule of Exceptions pursuant to clause (i) above) to Novo Nordisk no later than the day prior to such Additional Closing.

        4.2 ACCESS TO INFORMATION. So long as Novo Nordisk owns at least five percent (5%) of the Common Stock outstanding, Aradigm will afford promptly to Novo Nordisk and its authorized agents reasonable access to the properties, books, records, employees and auditors of Aradigm to the extent reasonably related to Novo Nordisk's holding of Shares. Without limiting the generality of the foregoing, Aradigm agrees to make its auditors and appropriate employees available to Novo Nordisk to discuss the accounting practices and policies of Aradigm with respect to certain items in order allow Novo Nordisk to properly account for such items in its books and records as may be necessary.

        4.3 DELIVERY OF CERTAIN INFORMATION. (a) So long as Novo Nordisk is required to report its share of Aradigm's earnings or loss from its investment in Aradigm under the equity method of accounting, Aradigm shall cause to be prepared and delivered to Novo Nordisk the following information, which, in the case of financial information, shall be prepared in accordance with generally accepted accounting principles consistently applied:

                  (i) no later than thirty (30) business days after the end of each fiscal month, an unaudited consolidated balance sheet of Aradigm as of the end of such fiscal month and the related unaudited consolidated statements of income and cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such month, and where Aradigm prepares such financial information, setting forth in comparative form the figures for the corresponding periods in the previous fiscal year for the periods in such fiscal year and providing corresponding information indicating the total number of shares of Common Stock issued and outstanding, the total number of shares of Common Stock issuable upon exercise of issued and outstanding incentive stock options, the total changes reflected in the consolidated statements of income due to the grant or exercise of incentive stock options (if any) and a summary narrative explaining the reason for and the financial impact of changes in accounting principles having a material impact on Aradigm's operations (if any); provided that if Aradigm believes that the financial information required to be delivered to Novo Nordisk pursuant to this Section 4.3(a) will not be available for delivery within the time prescribed by this Section 4.3(a), then Aradigm shall (i) promptly (but in no event later than thirty (30) business days after the end of the relevant fiscal month) deliver to Novo Nordisk an estimated unaudited consolidated balance sheet of Aradigm as of the end of such fiscal month and the related estimated unaudited consolidated statements of income and cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such month (in each case clearly indicating that such financial information represents estimates) and (ii) deliver to Novo Nordisk the final version of such financial information no later than five (5) business days after Aradigm prepares the final version of the estimated financial information; and

                  (ii) within ten (10) days of receipt, any notice or other communication from any lender, bank or other person to whom Aradigm is indebted, alleging the existence of any facts or circumstances that, individually or in the aggregate, constitute or with the passing of time would constitute, a default under, or give rise to any termination, cancellation or acceleration of any right or obligation of Aradigm or to a loss of any benefit to which Aradigm is entitled under any provision of any note, loan, credit or similar instrument or agreement.

            (b) Aradigm agrees to provide to Novo Nordisk a condensed forecasted statement of income representing one (1) quarterly forecast for a three (3) month period only once every three (3) months beginning January 1, 2002 no later than thirty (30) days after the beginning of each such three month period; provided, that Aradigm will provide such information to Novo Nordisk only as long as Novo Nordisk is required to report its share of Aradigm's earnings or loss from its investment in Aradigm under the equity method of accounting.

5.      COVENANTS OF NOVO NORDISK.

        5.1 VOTING AGREEMENT.

            (a) Novo Nordisk agrees that at each election of directors of Aradigm in which the shareholders are entitled to elect directors of Aradigm, Novo Nordisk will not nominate, and will not vote any of the shares of Common Stock held by it so as to elect, any individual person who is employed by Novo Nordisk or any of its affiliates, including without limitation any of their respective current and past directors and officers, and current employees, advisors and sales agents.

            (b) Novo Nordisk understands that each certificate representing the Initial Shares and the Additional Shares will be endorsed with the following restrictive legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

            (c) The provisions of this Section 5.1 shall not be binding upon successors in interest to any of the Shares who are not affiliates of Novo Nordisk.

6.      CONDITIONS TO FIRST CLOSING.

        6.1 CONDITIONS TO OBLIGATIONS OF NOVO NORDISK. Novo Nordisk's obligation to purchase the Initial Shares at the First Closing is subject to the fulfillment, at or prior to the First Closing, of all of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by Aradigm in Section 2 hereof shall be true and correct in all material respects on and as of the First Closing Date with the same force and effect as if they had been made on and as of said date; and Aradigm shall have performed all obligations and conditions herein required to be performed by it on or prior to the First Closing.

            (b) OPINION OF ARADIGM'S COUNSEL. Novo Nordisk shall have received from Cooley Godward LLP, counsel to Aradigm, an opinion letter substantially in the form attached hereto as Exhibit B, addressed to it, dated the First Closing Date.

            (c) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Novo Nordisk, and Novo Nordisk shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

            (d) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Initial Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the First Closing. No stop order or other order enjoining the sale of the Initial Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of Aradigm, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the First Closing, the sale and issuance of the Initial Shares shall be legally permitted by all laws and regulations to which Novo Nordisk and Aradigm are subject.

            (e) NO TERMINATION OF DEVELOPMENT AGREEMENT. A termination of the Development Agreement pursuant to Section 9.2 or Section 9.6 thereof by Novo Nordisk shall not have become effective.

            (f) COMPLIANCE CERTIFICATE. Aradigm shall have delivered to Novo Nordisk a Certificate, executed by the President of Aradigm, dated the date of the First Closing, certifying to the fulfillment of the conditions specified in paragraphs (a) and (d) of this Section 6.1.

            (g) NO ACTION. There shall not be threatened, instituted or pending any action or proceeding by any person before any court or governmental authority or agency, domestic or foreign, (i) seeking to impose or confirm limitations that would materially impair the ability of Novo Nordisk to exercise full rights of ownership of any Shares or (ii) seeking to require divestiture by Novo Nordisk of any Shares, nor shall there by any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the purchase of the Shares, by any court, government or governmental authority or agency, domestic or foreign, other than the application of the waiting period provisions of the HSR Act to the purchase of the Shares, that, in the reasonable judgment of Novo Nordisk could, directly or indirectly, result in any of the consequences referred to in clause (i) or (ii) above.

        6.2 CONDITIONS TO OBLIGATIONS OF ARADIGM. Aradigm's obligation to issue and sell the Initial Shares at the First Closing is subject to the fulfillment to Aradigm's satisfaction, on or prior to the First Closing, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Novo Nordisk in Section 3 hereof shall be true and correct in all material respects on and as of the First Closing Date with the same force and effect as if they had been made on and as of said date.

            (b) PERFORMANCE OF OBLIGATIONS. Novo Nordisk shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the First Closing.

            (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Initial Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the First Closing. No stop order or other order enjoining the sale of the Initial Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of Aradigm, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the First Closing, the sale and issuance of the Initial Shares shall be legally permitted by all laws and regulations to which Novo Nordisk and Aradigm are subject.

7.      CONDITIONS TO ADDITIONAL CLOSINGS.

        7.1 CONDITIONS TO OBLIGATIONS OF NOVO NORDISK. Novo Nordisk's obligation to purchase Additional Shares at each Additional Closing is subject to the fulfillment, at or prior to the Additional Closing, of all of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by Aradigm in Section 2 hereof, as updated pursuant to Section 4.1 hereof, shall be true and correct in all material respects on and as of the Additional Closing Date with the same force and effect as if they had been made on and as of said date; and Aradigm shall have performed all obligations and conditions herein required to be performed by it on or prior to the Additional Closing.

            (b) OPINION OF ARADIGM'S COUNSEL. Novo Nordisk shall have received from Cooley Godward LLP, counsel to Aradigm, an opinion letter substantially in the form attached hereto as Exhibit B, addressed to it, dated the Additional Closing Date.

            (c) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Additional Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Novo Nordisk, and Novo Nordisk shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

            (d) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Additional Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Additional Closing. No stop order or other order enjoining the sale of the Additional Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of Aradigm, threatened by the SEC or any commissioner of corporations or any similar officer of any state having jurisdiction over this transaction. At the Additional Closing, the sale and issuance of the Additional Shares shall be legally permitted by all laws and regulations to which Novo Nordisk and Aradigm are subject.

            (e) COMPLIANCE CERTIFICATE. Aradigm shall have delivered to Novo Nordisk a Certificate, executed by the President of Aradigm, dated the date of the Additional Closing, certifying to the fulfillment of the conditions specified in paragraphs (a) and (d) of this Section 7.1.

            (f) NO TERMINATION OF DEVELOPMENT AGREEMENT; NO BREACH. A termination of the Development Agreement pursuant to Section 9.2 or Section 9.6 thereof (by Novo Nordisk) shall not have become effective. In addition, Aradigm shall not have committed a material breach of the Development Agreement as to which Novo Nordisk has provided Aradigm with written notice pursuant to Section
9.4 thereof, unless such breach has been cured by Aradigm or waived by Novo Nordisk.

            (g) NO INSOLVENCY. Aradigm shall not have (i) filed in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or (ii) been served with an involuntary petition against it, filed in any insolvency proceeding, which petition has not been dismissed as of the Additional Closing Date.

            (h) CERTAIN AGREEMENTS. The Patent Agreement, the Supply Agreement and the Amendment to the Development Agreement, each of even date herewith by and between Aradigm and Novo Nordisk, as amended from time to time, shall each be in full force and effect.

            (i) NO ACTION. There shall not be threatened, instituted or pending any action or proceeding by any person before any court or governmental authority or agency, domestic or foreign, (i) seeking to impose or confirm limitations that would materially impair the ability of Novo Nordisk to exercise full rights of ownership of any Shares or (ii) seeking to require divestiture by Novo Nordisk of any Shares, nor shall there by any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the purchase of the Shares, by any court, government or governmental authority or agency, domestic or foreign, other than the application of the waiting period provisions of the HSR Act to the purchase of the Shares, that, in the reasonable judgment of

Novo Nordisk could, directly or indirectly, result in any of the consequences referred to in clause (i) or (ii) above.

            (j) NO MATERIAL ADVERSE CHANGE. Since the date of the First Closing or the latest Additional Closing, if later, no change, event, effect or set of circumstances, which has not been disclosed in a publicly available document filed by Aradigm with the SEC, shall have occurred or exist that has had or is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of Aradigm.

            (k) NO APPARENT BUSINESS FAILURE. No event, fact or circumstance has occurred or exists which makes it likely in the reasonable judgment of Novo Nordisk that Aradigm (i) is no longer viable and that its business operations will need to be discontinued or reorganized in a bankruptcy proceeding or (ii) will no longer be able to continue to operate its pulmonary drug delivery business in generally the same fashion as it currently anticipates operating such business, taking into account the ordinary course of development of biotechnology and medical device companies; provided, however, that the need for additional capital shall not in and of itself constitute an event, fact or circumstance described in clauses (i) and (ii).

            (l) GOOD PROGRESS DETERMINATION. Within ten (10) business days after Aradigm's delivery of the applicable Shares Sale Notice to Novo Nordisk, Novo Nordisk's Executive Committee shall have determined that the Development Programme is making good progress and shall have delivered written notice of such determination to Aradigm, such determination not to be unreasonably withheld or delayed.

        7.2 CONDITIONS TO OBLIGATIONS OF ARADIGM. Aradigm's obligation to issue and sell the Additional Shares at each Additional Closing is subject to the fulfillment to Aradigm's satisfaction, on or prior to each Additional Closing, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Novo Nordisk in Section 3 hereof shall be true and correct in all material respects on and as of the Additional Closing Date, with the same force and effect as if they had been made on and as of said date.

            (b) PERFORMANCE OF OBLIGATIONS. Novo Nordisk shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Additional Closing.

            (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Additional Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Additional Closing. No stop order or other order enjoining the sale of the Additional Shares shall have been issued and no proceedings for such purpose shall be pending of, to the knowledge of Aradigm, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of each Additional

Closing, the sale and issuance of the Additional Shares shall be legally permitted by all laws and regulations to which Novo Nordisk and Aradigm are subject.

8.      MISCELLANEOUS.

        8.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

        8.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. The foregoing not withstanding, no party may assign its rights or obligations hereunder to any other person, except that Novo Nordisk may assign its right to purchase any or all of the Shares to be purchased by it hereunder to one or more of its affiliates; provided, that such affiliate(s) agree to be bound by the provisions of this Agreement.

        8.3 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

        8.4 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        8.5 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of Aradigm and Novo Nordisk. Any amendment or waiver effected in accordance with this Section shall be binding upon Novo Nordisk, each future holder of the Shares, and Aradigm.

        8.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to Novo Nordisk or any subsequent holder of any Shares upon any breach, default or noncompliance of Aradigm under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Novo Nordisk's part of any breach, default or noncompliance under this Agreement or any waiver on Novo Nordisk's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law, or otherwise afforded to Novo Nordisk, shall be cumulative and not alternative.

        8.7 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given
(a) upon personal delivery, (b) on report of successful transmission by facsimile machine that automatically generates a printed report indicating whether transmission was completed successfully, at the conclusion of each transmission, (c) on the first business day after receipted delivery to a courier service which guarantees next business-day delivery, under circumstances in which such guaranty is applicable, or (d) on the earlier of delivery or five
(5) business days after mailing by United States certified by mail, postage and fees prepaid, to the appropriate party at the address set forth below or to such other address as the part so notifies the other in writing:

        (a)     if to Aradigm, to:

                          ARADIGM CORPORATION
                          3929 Point Eden Way
                          Hayward, California 94545
                          Telephone: (510) 265-8850
                          Facsimile: (510) 265-0277
                          Attention: President and Chief Executive Officer

                          with a copy to:

                          COOLEY GODWARD LLP
                          5 Palo Alto Square
                          3000 El Camino Real
                          Palo Alto, CA  94306-2155
                          Attention: James C. Kitch, Esq.
                          Facsimile: (650) 849-7400

        (b)     if to Novo Nordisk, to:

                          NOVO NORDISK PHARMACEUTICALS, INC.
                          100 College Road
                          Princeton, New Jersey 08540
                          Attention: Martin Soeters
                          Telephone: (609) 989-5800
                          Telefax:   (609) 987-2792

or to such other addresses and telecopier numbers as may from time to time be notified by either party to the other hereunder.

        8.8 FINDER'S FEES.

            (a) Aradigm (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Novo Nordisk harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Aradigm or any of its employees or representatives is responsible.

            (b) Novo Nordisk (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold Aradigm harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Novo Nordisk or any of its employees or representatives are responsible.

        8.9 INFORMATION CONFIDENTIAL. Novo Nordisk acknowledges that any non-public information received by it pursuant hereto is confidential and for Novo Nordisk's use only, and it will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its attorneys, in each case who agree to be bound by this Section 8.9), except in connection with the exercise of rights under this Agreement, unless such information becomes available to the public generally or it is required by a governmental body to disclose such information.

        8.10 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to its successors or assigns by reason of a failure to perform any of the obligations under Article 5 of this Agreement and agree that the terms of
Article 5 of this Agreement shall be specifically enforceable. If any party hereto or its successors or assigns institutes any action or proceeding to specifically enforce the provisions of Article 5 hereof, any party against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such successor or assign has an adequate remedy at law, and such party shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

        8.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        8.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        The foregoing Agreement is hereby executed as of the date first above written.


October 22, 2001                             October 22, 2001
ARADIGM CORPORATION                          NOVO NORDISK PHARMACEUTICALS, INC.



By: /s/ Richard P. Thompson                  By: /s/ Martin Soeters
    -------------------------------              -------------------------------
        Richard P. Thompson                          Martin Soeters
        Chairman, President and                      President, North America
        Chief Executive Officer

                                    EXHIBIT A

                             SCHEDULE OF EXCEPTIONS


This is the Schedule of Exceptions to that certain Stock Purchase Agreement, dated as of October 22, 2001, by and between Aradigm Corporation and Novo Nordisk Pharmaceuticals, Inc.

NO EXCEPTIONS

                                    EXHIBIT B

                          OPINION OF ARADIGM'S COUNSEL

                       [Letterhead of Cooley Godward LLP]



November ___, 2001

Novo Nordisk Pharmaceuticals, Inc.
100 College Road
Princeton, New Jersey 08540
Attention:  Martin Soeters


Re:   Aradigm Corporation

Dear Ladies and Gentlemen:

We have acted as counsel to Aradigm Corporation, a California corporation (the "Company"), in connection with the issuance and sale to you of the Initial Shares (as defined in the Stock Purchase Agreement between you and the Company, dated as of October 22, 2001 (the "Purchase Agreement")), such issuance and sale to take place pursuant to the terms and conditions of the Purchase Agreement. We are rendering this opinion pursuant to Section 6.1(b) of the Purchase Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Purchase Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Purchase Agreement) where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed that all individuals executing and delivering documents in their individual capacities had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Purchase Agreement; that the Purchase Agreement is an obligation binding upon you; that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Purchase Agreement that would modify or interpret the terms of the Purchase Agreement or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

With respect to the opinion in paragraph 3 hereof regarding issued and outstanding capital stock of the Company, we have examined and have relied solely on a certificate furnished by the Company's transfer agent, Boston Equiserve, LP, a copy of which has been made available to you. We have undertaken no independent verification with respect thereto.

With regard to our opinion in paragraph 4 below with respect to material defaults under any of the Material Agreements (as defined below), we have relied solely upon (i) inquiries of officers of the Company, (ii) a list supplied to us by the Company of material agreements to which the Company is a party, or by which it is bound (the "Material Agreements"), and (iii) an examination of the items on the aforementioned list; we have made no further investigation.

With regard to our opinion in paragraph 6 below, we express no opinion with respect to any required consents, approvals, authorizations, orders, filings, registrations and qualifications under any antitrust laws, rules or regulations of the United States.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

        1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of California. The Company has the requisite corporate power to own its property and assets and to conduct its business as, to the best of our knowledge, it is currently being conducted and, to the best of our knowledge, is qualified as a foreign corporation to do business and is in good standing in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for the failure to disqualify would materially and adversely affect the Company, its assets, financial condition or operations.

        2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement with creditors, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

        3. As of October ___, 2001, the Company's authorized capital stock consists of forty million (40,000,000) shares of Common Stock, of which (excluding the Initial Shares) twenty-three million eight hundred seventy thousand six hundred sixty (23,870,660) shares are issued and outstanding; and five million (5,000,000) shares of Preferred Stock, of which ____________ (___________) shares have been designated Series A Junior Participating Preferred, none of which is issued and outstanding. The Initial Shares have been duly and validly authorized, and upon issuance and delivery against payment therefor in accordance with the Purchase Agreement will be validly issued, outstanding, fully paid and nonassessable. To the best of our knowledge, there are no options, warrants, conversion privileges, preemptive rights or other rights outstanding to purchase any shares of the authorized but unissued capital stock of the Company, other than rights granted under the Company's Equity Incentive Plan, Non-Employee Directors Stock Option Plan and Employee Stock Purchase Plan, for which the Company has reserved four million seven hundred seventeen thousand two hundred eight (4,717,208) shares of its Common Stock, warrants to purchase an aggregate of six hundred seventy-seven thousand nineteen (677,019) shares of Common Stock, rights created in connection with the Common Stock Purchase Agreement, dated as of November 3, 2000, by and between the Company and Acqua Wellington North American Equities Fund, Ltd., and the rights created in connection with the transactions contemplated by the Purchase Agreement.

        4. The execution and delivery of the Purchase Agreement by the Company and the offer, issuance and sale of the Initial Shares pursuant thereto (a) do not constitute a material default under the provisions of any of the Material Agreements, (b) do not violate any provision of the Company's Articles of Incorporation or Bylaws, and (c) do not violate or contravene (i) any governmental statute, rule or regulation applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

        5. To the best of our knowledge, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency that questions the validity of the Purchase Agreement or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.

        6. All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any regulatory authority or governmental body in the United States required for the issuance of the Initial Shares have been made or obtained.

        7. The offer and sale of the Initial Shares is exempt from the registration requirements of the Securities Act of 1933, as amended.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,
COOLEY GODWARD LLP

By:
   -----------------------------------

                                 EXHIBITS INDEX

Exhibit A - SCHEDULE OF EXCEPTIONS
Exhibit B - OPINION OF ARADIGM'S COUNSEL

                               Table of Contents



                                                                                                                PAGE
                                                                                                                ----
1.       PURCHASE AND SALE........................................................................................1

         1.1      Initial Shares..................................................................................1

         1.2      First Closing Date..............................................................................1

         1.3      Delivery........................................................................................1

         1.4      Additional Shares...............................................................................2

         1.5      Additional Closing Dates........................................................................3

         1.6      Delivery........................................................................................3

         1.7      Rule 144 Reporting..............................................................................3

         1.8      "Market Stand-Off" Agreements...................................................................3

         1.9      Public Offering Lock-Up.........................................................................4

         1.10     Demand Registration.............................................................................4

2.       REPRESENTATIONS AND WARRANTIES OF ARADIGM................................................................6

         2.1      Organization and Standing; Articles and Bylaws..................................................6

         2.2      Authorization...................................................................................6

         2.3      Validity of Shares..............................................................................6

         2.4      Offering........................................................................................6

         2.5      Full Disclosure.................................................................................6

         2.6      No Conflict; No Violation.......................................................................7

         2.7      Consents and Approvals..........................................................................8

         2.8      Absence of Certain Developments.................................................................8

3.       REPRESENTATIONS AND WARRANTIES OF NOVO NORDISK...........................................................8

         3.1      Legal Power.....................................................................................8

         3.2      Due Execution...................................................................................8

         3.3      Investment Representations......................................................................9

4.       COVENANTS OF ARADIGM....................................................................................10

         4.1      Updating of Schedule of Exceptions.............................................................10

         4.2      Access to Information..........................................................................10

         4.3      Delivery of Certain Information................................................................10

5.       COVENANTS OF NOVO NORDISK...............................................................................11

         5.1      Voting Agreement...............................................................................11

                                 Table of Contents

                                   (CONTINUED)


                                                                                                                PAGE
                                                                                                                ----
6.       CONDITIONS TO FIRST CLOSING.............................................................................12

         6.1      Conditions to Obligations of Novo Nordisk......................................................12

         6.2      Conditions to Obligations of Aradigm...........................................................13

7.       CONDITIONS TO ADDITIONAL CLOSINGS.......................................................................13

         7.1      Conditions to Obligations of Novo Nordisk......................................................13

         7.2      Conditions to Obligations of Aradigm...........................................................15

8.       MISCELLANEOUS...........................................................................................16

         8.1      Governing Law..................................................................................16

         8.2      Successors and Assigns.........................................................................16

         8.3      Entire Agreement...............................................................................16

         8.4      Severability...................................................................................16

         8.5      Amendment and Waiver...........................................................................16

         8.6      Delays or Omissions............................................................................16

         8.7      Notices, etc...................................................................................17

         8.8      Finder's Fees..................................................................................17

         8.9      Information Confidential.......................................................................18

         8.10     Specific Performance...........................................................................18

         8.11     Titles and Subtitles...........................................................................18

         8.12     Counterparts...................................................................................18



                                      ii.